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                                                                       EXHIBIT A

                                  SCHEDULE 13D
                             JOINT FILING AGREEMENT

         Each of the undersigned hereby agrees to file jointly the statement on Schedule 13D to which this Agreement is attached (including any amendments thereto).

         It is understood and agreed that each of the parties hereto is responsible for the timely filing of such statement and any amendments thereto, and for the completeness and accuracy of information concerning such party contained therein, but such party is not responsible for the completeness and accuracy of information concerning any other party unless such party knows or has reason to believe that such information is inaccurate.

         It is understood and agreed that a copy of this Agreement shall be attached as an exhibit to the statements on Schedule 13D, and any amendments thereto, filed on behalf of the parties hereto.


                                    * * * * *

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         IN WITNESS WHEREOF, the undersigned have caused this Schedule 13D
Joint Filing Agreement to be duly executed as of the date(s) set forth below.

                                        SUN NORTHLAND, LLC

Date:   November 15, 2001               By: /s/ Marc J. Leder
                                           -----------------------------------
                                            Name:  Marc J. Leder
                                            Title: Co-CEO

                                        SUN CAPITAL PARTNERS II, LP

                                        By:      Sun Capital Advisors II, LP
                                        Its:     General Partner

                                        By:      Sun Capital Partners, LLC
                                        Its:     General Partner

Date: November 15, 2001                 By: /s/ Marc J. Leder
                                           -----------------------------------
                                            Name:  Marc J. Leder
                                            Title: Co-CEO

                                        SUN CAPITAL ADVISORS II, LP

                                        By:      Sun Capital Partners, LLC
                                        Its:     General Partner

Date: November 15, 2001                 By: /s/ Marc J. Leder
                                           -----------------------------------
                                            Name:  Marc J. Leder
                                            Title: Co-CEO

                                        SUN CAPITAL PARTNERS, LLC

Date: November 15, 2001                 By: /s/ Marc J. Leder
                                           -----------------------------------
                                            Name:  Marc J. Leder
                                            Title: Co-CEO

Date: November 15, 2001                 /s/ Marc J. Leder
                                        --------------------------------------
                                        Marc J. Leder

Date: November 15, 2001                 /s/ Rodger R. Krouse
                                        --------------------------------------
                                        Rodger R. Krouse